UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 10, 2025
Kaltura, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40644	20-8128326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
860 Broadway
3rd Floor
New York, New York 10003
(Address of Principal Executive Offices) (Zip Code)

(646) 290-5445
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	KLTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 10, 2025 , Kaltura, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On November 10, 2025, the Company issued a press release announcing its entrance into a definitive agreement to acquire E-Self (as defined below), as described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 8.01. Other Events.

E-Self Acquisition

On November 5, 2025, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”), by and among the Company, Kaltura Ltd, a company organized under the laws of the State of Israel and a wholly owned subsidiary of the Company (“Acquirer”), E-Self.AI Ltd., a company organized under the laws of the State of Israel (“E-Self” or “Target”), certain E-Self shareholders (the “Company Shareholders”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Company Securityholders (the “Securityholders’ Agent”). Pursuant to the Stock Purchase Agreement, among other things, and subject to the satisfaction or waiver of the conditions set forth therein, Acquirer will purchase from the Company Shareholders all of the issued and outstanding share capital of E‑Self for a purchase price consisting of (i) total cash consideration of up to $20,000,000 consists of $7,500,000 payable upon closing and $12,500,000 payable in three installments of $4,166,666 each, contingent upon the achievement of certain performance milestones (the “Cash Consideration”), and (ii) total equity consideration of up to 4,690,025 newly issued shares of the Company’s common stock, representing approximately 3% of the Company’s outstanding shares of common stock as of November 5, 2025, payable in three equal consecutive installments at the first, second and third Closing Date anniversary subject to certain retention provisions with respect to the founders and key employees (the “Transaction”). The issuance of the Common Stock is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof and Regulation S thereunder.

The Transaction is expected to close in the fourth quarter of 2025, subject to the satisfaction or waiver of customary closing conditions, including, among others, receipt of regulatory approvals.

The Stock Purchase Agreement includes customary termination provisions for both the Acquirer and E-Self, whereby the parties may terminate (i) by mutual written consent, (ii) if the closing of the E-Self Transaction has not occurred within 120 days of the Agreement’s Closing target, subject to a 45-day extension to obtain required regulatory approvals, (iii) following a permanent legal prohibition on consummating the Transaction, (iv) following a breach by the other party of its representations and warranties or covenants, agreements or obligations contained in the Stock Purchase Agreement that would result in a failure of a condition to closing of the Transaction, subject to a 10-day cure rights, (v) If the Company materially breaches the pre‑closing conduct covenants restricting business operations, (vi) by the Acquirer If a Material Adverse Effect has occurred with respect to the Company and its

Subsidiaries (taken as a whole), and (vii) by the Target, If a Material Adverse Effect has occurred with respect to the Parent and its subsidiaries (taken as a whole).

Stock Repurchase

On November 7, 2025 the Company entered into a stock purchase agreement with Special Situations Investing Group II, LLC (the “Sellers”), pursuant to which the Company repurchased 14,443,739 shares of Common Stock from the Sellers at a price of of $16,610,300, representing a price per share of $1.15 for each of the Company’s share of common stock, calculated on the basis of 25% discount over the average daily VWAP over the 30-day period ending on November 5, 2025 (the "Repurchase").

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, statements regarding the Transaction and the Repurchase, including the timing and contingencies thereof, and the possible implications of EU recent legislation, such as the EU AI Act and EU Data Act that increases compliance and financial uncertainty. Any forward-looking statements contained herein are based on our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent our expectations as of the date of this Current Report on Form 8-K. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, the risks under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our other filings with the SEC, including in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2025 and September 30, 2025, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of our website at investors.kaltura.com.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 10, 2025

99.2	Press Release dated November 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALTURA, INC.

By:	/s/ John Doherty
Name:	John Doherty
Title:	Chief Financial Officer

Date: November 10, 2025